Exhibit 99.2 1Q 2019 RESULTS FOR MATERIALS SCIENCE DIVISION OF DOWDUPONT May 2, 2019

AGENDA Quarterly Highlights Segment Results Financial Overview Outlook 2

1Q 2019 HIGHLIGHTS . Net sales of $10.8B, in-line with guidance  Volume grew 1%; excluding H&E, volume up 3%  Local price declined 9%; currency decreased sales by 2% . Op. EBITDA of $1.9B, in-line with guidance . Delivered >$125MM of YoY cost synergy savings  $1.365B cost synergy run-rate  Eliminated first $40MM of stranded costs . Announced initial shareholder return plans, including $3B open share repurchase program and 2Q dividend of $0.70 per share . Successfully separated from DWDP; began trading as independent company 3

# PERFORMANCE MATERIALS & COATINGS

| Financial Performance Snapshot | 1Q19 | 1Q18 | B/(W) | |
|---|---|---|---|---|
| Net Sales ($MM) | $2,255 | $2,304 | *$(49)* | *(2)%* |
| Op. EBITDA ($MM) | $481 | $586 | *$(105)* | *(18)%* |
| Op. EBITDA Margin (%) | 21.3% | 25.4% | *(410) bps* | |

| | Variances vs. SQLY | | | | |
|---|---|---|---|---|---|
| | Sales | Local Price | FX | Volume | Op. EBIT |
| **Performance Materials & Coatings** | -2% | – | -3% | +1% | ↓ |
| Consumer Solutions | - | ↑ | ↓ | ↑ | ↓ |
| Coatings & Perf. Monomers | ↓ | ↓ | ↓ | ↓ | ↓ |

**Net Sales by Business**



Consumer Solutions
Coatings & Perf. Monomers

**Net Sales by Geographic Region**



U.S. & Canada
EMEA
APAC
LAA

**Silicones growth more than offset by lower prices for siloxanes**

DOW

4

INDUSTRIAL INTERMEDIATES & INFRASTRUCTURE Net Sales by Business Financial Performance Snapshot 1Q19 1Q18 B/(W) Net Sales ($MM) $3,402 $3,715 $(313) (8)% Industrial Solutions Op. EBITDA ($MM) $448 $654 $(206) (31)% Op. EBITDA Margin (%) 13.2% 17.6% (440) bps Op. EBITDA ex. Eq. Earn. ($MM) $496 $505 $(9) (2)% Polyurethanes Op. EBITDA Margin ex. Eq. Earn. (%) 14.6% 13.6% 100 bps & CAV Variances vs. SQLY Net Sales by Geographic Region Local Op. Price EBIT Sales FX Volume U.S. & EMEA Ind. Intermediates & Infrastructure -8% -11% -3% +6% $ Canada Industrial Solutions $ $ $ # $ $ $ $ # $ LAA Polyurethanes & CAV APAC Profit decline driven by compressed margins for MEG and isocyanates 5

PACKAGING & SPECIALTY PLASTICS Net Sales by Business Financial Performance Snapshot 1Q19 1Q18 B/(W) Hydrocarbons Net Sales ($MM) $5,110 $6,010 $(900) (15)% Packaging & Energy and Op. EBITDA ($MM) $993 $1,301 $(308) (24)% Specialty Op. EBITDA Margin (%) 19.4% 21.6% (220) Bps Plastics Op. EBITDA ex. Eq. Earn. ($MM) $955 $1,242 $(287) (23)% Op. EBITDA Margin ex. Eq. Earn. (%) 18.7% 20.7% (200) bps Variances vs. SQLY Net Sales by Geographic Region Local Op. Price EBIT Sales FX Volume U.S. & EMEA Packaging & Specialty Plastics -15% -11% -2% -2% $ Canada Packaging and Specialty Plastics $ $ $ # $ $ $ $ $ Hydrocarbons & Energy n/a LAA APAC Contributions from cost synergies and USGC growth projects more than offset by PE margin compression 6

# 1Q 2019 FINANCIAL HIGHLIGHTS


DWDP MatCo Division – YoY Operating EBITDA ($B) Recon
$2.5
$1.9
1Q18
Cost Synergies
Core Growth
USGC Investments
Equity Earnings
PE Margin Compression
Isocyanates Margin Compression
Siloxanes Margin Compression
Currency
1Q19

| Financial Summary *(MatCo basis, unless otherwise noted)* | 1Q19 | 1Q18 | *B/(W)* |
|---|---|---|---|
| Net Sales ($MM) | $10,767 | $12,029 | $(1,262) |
| Equity Earnings ($MM) | $(10) | $208 | $(218) |
| Operating EBITDA ($MM) | $1,922 | $2,541 | $(619) |
| *Operating EBITDA Margin (%)* | *17.9%* | *21.1%* | *(320) bps* |
| *Operating EBITDA Margin ex. Equity Earnings (%)* | *17.9%* | *19.4%* | *(150) bps* |
| Operating EBIT ($MM) | $1,228 | $1,854 | $(626) |
| *Operating EBIT Margin (%)* | *11.4%* | *15.4%* | *(400) bps* |
| *Operating EBIT Margin ex. Equity Earnings (%)* | *11.5%* | *13.7%* | *(220) Bps* |
| Free Cash Flow (New Dow basis)(1) | ~$0.6B | ~$0.8B(2) | ~$(0.2)B |

## Key Drivers in the Quarter

- >$125MM of YoY cost synergy savings
- Growth in silicones, polyurethanes systems and packaging applications
- Contribution from USGC investments
- Margin compression in polyethylene, isocyanates and siloxanes
- JV equity earnings margin compression, driven primarily by MEG and isocyanates pricing
- Strengthening U.S. Dollar

(1) All figures are preliminary estimates.

(2) Adjusted for impact of ASU 2016-15 related to reclassification of A/R securitization conduits.

7

PRINCIPAL JOINT VENTURE DETAILS Dow’s Proportionate Share of Principal JV Financial Results 1Q 2019 1Q 2018 Kuwait Thai Kuwait Thai $ millions (unaudited) Sadara JVs JVs Sadara JVs JVs EBITDA $27 $128 $34 $96 $272 $53 EBIT $(58) $93 $24 $5 $238 $43 Net Income $(120) $81 $21 $(50) $212 $39 (i.e., Equity Earnings to Dow) EBITDA in Excess of Eq. Earnings $147 $47 $13 $146 $60 $14 Net Debt $4,853 $1,955 $340 $5,085 $1,695 $362 • Kuwait JVs: Decline in Asia MEG spreads (>40%) Key Drivers of • Sadara: Margin compression in isocyanates (MDI and TDI) in both APAC and EMEA YoY Changes • Thai JVs: Reduced cracker and PE margins YoY 8

# BRIDGE TO PRELIMINARY PRO FORMA FINANCIALS[1] & OTHER REPORTING CHANGES

## 1 Profit Metric

- Shifting to Op. EBIT as profit metric
- Op. EBIT will include impact of FX

## 2 Transfer at Market

- Shifting to mkt-based internal transfers
- Will change operating segment results, but be neutral to total EBITDA & EBIT

## 3 Service Agreements

- Will incorporate arms-length manufacturing, supply and service agreements with DuPont and Corteva

| *In millions USD* | Performance Materials & Coatings | | | Industrial Intermediates & Infrastructure | | | Packaging & Specialty Plastics | | | Corporate | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1Q18 | 1Q19 | 2Q18 | 1Q18 | 1Q19 | 2Q18 | 1Q18 | 1Q19 | 2Q18 | 1Q18 | 1Q19 | 2Q18 |
| MatCo Op. EBITDA[2] | $586 | $481 | $535 | $654 | $448 | $682 | $1,301 | $993 | $1,330 | N/A | N/A | N/A |
| Mkt-Based Internal Xfrs | $ - | $ - | $ - | ~$(55) | ~$(60) | ~$(25) | ~$55 | ~$60 | ~$25 | N/A | N/A | N/A |
| Service Agreements | ~$5 | ~$5 | ~$5 | ~$10 | ~$5 | ~$5 | $ - | $ - | $ - | N/A | N/A | N/A |
| Other Adjustments[3] | ~$(10) | ~$5 | ~$(25) | $ - | ~$25 | ~$(10) | ~$(40) | $ - | ~$(80) | N/A | N/A | N/A |
| Pro Forma Op. EBITDA | ~$580 | ~$490 | ~$510 | ~$610 | ~$420 | ~$650 | ~$1,320 | ~$1,050 | ~$1,270 | ~$(80) | ~$(80) | ~$(80) |
| Pro Forma D&A | ~$220 | ~$220 | ~$220 | ~$150 | ~$140 | ~$150 | ~$350 | ~$360 | ~$340 | ~$10 | ~$10 | ~$10 |
| Pro Forma Op. EBIT | ~$360 | ~$270 | ~$290 | ~$460 | ~$280 | ~$500 | ~$970 | ~$690 | ~$930 | ~$(90) | ~$(90) | ~$(90) |

(1) Prelim. estimates. Numbers are subject to change. See final values in a voluntary 8-K filing to be made in 2Q19.
(2) Materials Science Division operating segments within DowDuPont.

(3) Includes adjs. to reflect intercompany sales between heritage DuPont Ethylene and Ethylene Co-Polymer business as trade sales and portfolio changes, as well as allocation of stranded costs.

9

# 2Q 2019 MODELING GUIDANCE

**Stable-to-expanding margins sequentially, offset by seasonal turnaround spending and a one-time item**

| | |
|---|---|
| Revenue | $11.0B – $11.5B |
| Operational Tax Rate | 20 – 23% |
| Net Income Attrib. to Non-Controlling Int. | $30MM – $40MM |

| | |
|---|---|
| Depreciation & Amortization | $720MM – $750MM |
| Net Interest Expense (net of Int. Income) | $220MM – $240MM |
| Share Count | ~750MM |

| | *Sales Drivers (2Q19 vs. 1Q19 Pro Forma)* | *Op. EBIT Drivers (2Q19 vs. 1Q19 Pro Forma)* |
|---|---|---|
| Performance Materials & Coatings | • Healthy silicones demand continues<br>• Seasonal uptick in coatings demand<br>• Sales up 3% - 5% | • Higher expense for planned turnaround at U.K. "pillar" facility (~$40MM headwind)<br>• Expect Performance Monomers shipping restrictions to continue due to limitations caused by a fire at a the third-party storage and terminal facility near the Deer Park, Texas, site (~$40MM headwind) |
| Industrial Intermediates & Infrastructure | • Continued GDP+ growth in PU Systems applications<br>• Sales up 3% - 5% | • Higher expense for planned turnaround at an acetic acid facility in Texas (~$30MM headwind)<br>• Flat equity earnings |
| Packaging & Specialty Plastics | • Continued solid demand, particularly in Functional Polymers<br>• Sales up 3% - 5% | • Higher expense for planned turnaround at an ethylene facility in Germany (~$130MM headwind)<br>• Slightly higher equity earnings (~$20MM tailwind) from improved Greater Equate volumes |
| Corporate | • Sales of $65 - $75MM | • Op. EBITDA of $(65) – $(85)MM and Op. EBIT of $(75) – $(95)MM |

DOW

10

# IMPROVING VALUE CHAIN FUNDAMENTALS

## Consumer Indicators Pointing Higher

| | | | |
|---|---|---|---|
| **Industrial Production** *year-over-year* | Green | ▪ US +3.7%<br>▪ EU -1.1% | ▪ China +5.3% |
| **Auto Production** *month-over-month* | Red | ▪ US: Up<br>▪ EU: Down | ▪ China: Down |
| **U.S. Rig Count / Brent Oil** | Green | ▪ +2% YOY | ▪ ~$70 barrel |
| **Single Family Housing Starts** *month-over-month* | Red | ▪ US : Down<br>▪ EU : Down (YoY) | ▪ China : Down |
| **Consumer Confidence** *month-over-month* | Green | ▪ US : Up<br>▪ EU : Up | ▪ China: Up |

*Sources: IMF / World Bank and OECD Global Annual Economic Outlook, IHS-Markit Strategy Council, Oxford Economics, Goldman Sachs and Capital Economics*

## Naphtha-Ethane Spread is Widening


Europe Naphtha &
USGC Ethane
($/mmbtu)
15
10
5
0
Jan-18 Mar-18 May-18 Jul-18 Sep-18 Nov-18 Jan-19 Mar-19
75
50
25
0
Brent Crude Oil
($/bbl)

## Prices are Stabilizing, Potentially Inflecting


APAC Siloxanes
APAC pMDI
Source: Dow
Mar-18
May-18
Jul-18
Sep-18
Nov-18
Jan-19
Mar-19


Global Integrated
PE Margins(1)
Source: Dow, IHS-Markit2
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19 Est.

## Ethane Futures Have Come Down


40
35
30
25
20
cents / gallon
October 23, 2018
April 23, 2019
Source: Liquidity Partners
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20
Jul-20
Oct-20
Jan-21
Apr-21
Jul-21

(1) Representative of Dow's product and geographic mix.
(2) Copyright 2019, IHS Markit. Used with written permission from IHS Markit. All rights reserved.

11

CONSUMER-DRIVEN DEMAND GROWTH Robust Silicones Demand Continues to Grown PE Sales Volume by ~20% Over Last 2 Years PU Systems Growing at ~1.5X GDP Displace Volatile Merchant Siloxanes Sales 100% 8% 2x GDP 6% Avg: 4.5% 4% Differentiated Use Growing at >1.5x Global GDP 2% 0% 2016 2017 2018 2019E 2020E 2021E 2022E 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 0% 1H17 2H17 1H18 2H18 1Q19 Differentiated Use Merchant Sales PE Sales Volume (incl. Sadara sales) PU Systems YoY Volume Growth Source: Dow 12

# Near-Term Priorities

| PROFITABLE GROWTH | DISCIPLINED CAPITAL ALLOCATION | LOW-COST OPERATING MODEL | BEST OWNER MINDSET |
| --- | --- | --- | --- |
| Capitalize on growth and value-add materials science opportunities | Prioritize lower-risk, faster-payback projects, with capex ≤ D&A | Achieve best-in-class cost structures | Implement most value-creating strategies |
| Enhance customer-centricity and speed of innovation through 'Digital Dow' | Maintain and improve leadership positions in core markets | Deliver cost synergy run-rate by end of 1Q19 ($1.365B); Achieve ~$600MM of YoY savings in 2019 | Culture of benchmarking |
| Complete USGC investments; advance next brownfield increments | Higher ROIC, FCF & returns to shareholders | Reach next level of productivity through 'Digital Dow' | Enhanced disclosure (capacities, market-based transfer pricing) |

13

APPENDIX

# 2Q 2019 MODELING GUIDANCE: YEAR-OVER-YEAR

| | | | |
|---|---|---|---|
| Revenue | $11.0B – $11.5B | Depreciation & Amortization | $720MM – $750MM |
| Operational Tax Rate | 20 – 23% | YoY Synergy Savings Realized | >$125MM |
| Net Income Attrib. to Non-Controlling Int. | $30MM – $40MM | YoY Stranded Cost Removal | >$30MM |
| Share Count | ~750MM | Net Interest Expense (net of Int. Income) | $220MM – $240MM |

| | ***Sales Drivers (2Q19 vs. 2Q18 Pro Forma)*** | ***Op. EBIT Drivers (2Q19 vs. 2Q18 Pro Forma)*** |
|---|---|---|
| Performance Materials & Coatings | • Lower siloxane pricing<br>• Healthy silicones demand<br>• Seasonal uptick in coatings demand<br>• Sales down 7% - 9% | • Lower siloxane margins (~$100MM headwind)<br>• Higher expense for planned turnaround at U.K. "pillar" facility (~$40MM headwind)<br>• Expect Performance Monomers shipping restrictions to continue due to limitations caused by a fire at a the third-party storage and terminal facility near the Deer Park, Texas, site (~$50MM headwind)<br>• Currency (~$20MM headwind) |
| Industrial Intermediates & Infrastructure | • Lower isocyanates pricing<br>• Continued GDP+ growth in PU Systems applications<br>• Sales down 7% - 9% | • Loss of "fly-up" isocyanates margins that benefited 2Q18 (~$110MM headwind)<br>• Equity earnings expected to be down YoY (~$150MM headwind) due to lower Asia MEG price<br>• Currency (~$20MM headwind) |
| Packaging & Specialty Plastics | • Lower polyethylene pricing<br>• Continued solid demand, particularly in Functional Polymers<br>• Sales down 13% - 15%; driven by lighter feedslates and lower co-product sales | • Lower integrated polyethylene margins are forecasted in all geographic regions<br>• Equity earnings are expected to be down (~$50MM headwind) on lower Polyethylene margins<br>• Currency (~$50MM headwind)<br>• Synergy savings and contributions from USGC capacity additions (project incremental YoY production of ~300MM lbs.) will help offset some of these headwinds |
| Corporate | • Sales of $65 - $75MM | • Op. EBITDA of $(65) – $(85)MM and Op. EBIT of $(75) – $(95)MM |

DOW

16

GENERAL COMMENTS & DEFINITIONS General Comments Unless otherwise specified, all financial measures in this presentation, where applicable, exclude significant items. Dow Inc. successfully separated from DowDuPont Inc. on April 1, 2019. Further details for the Materials Science Division may be found in the DowDuPont Inc. earnings release (“DWDP Release”) filed May 2, 2019, which includes a reconciliation of non-GAAP measures. Discussion of results for DowDuPont’s Materials Science Division is based on the combined reported results of the Performance Materials & Coatings segment, the Industrial Intermediates & Infrastructure segment and the Packaging & Specialty Plastics segment. Definitions Pro Forma Operating EBIT is defined as pro forma earnings (i.e., pro forma “income from continuing operations before income taxes”) before interest, excluding the impact of pro forma significant items. Pro forma Operating EBITDA is defined as pro forma earnings (i.e., pro forma “income from continuing operations before income taxes”) before interest, depreciation and amortization, excluding the impact of pro forma significant items. Operating EBIT is defined as earnings (i.e. “Income (Loss) from continuing operations before taxes) before interest and foreign exchange gains (losses), excluding the impact of significant items. Operating EBITDA is defined as earnings (i.e. “Income (Loss) from continuing operations before taxes) before interest, depreciation, amortization, and foreign exchange gains (losses), excluding the impact of significant items. Operating EBIT Margin is defined as Operating EBIT, divided by Net Sales. Operating EBITDA Margin is defined as Operating EBITDA, divided by Net Sales. Free Cash Flow is defined as Cash Flow From Operating Activities - Continuing Less Capital Expenditures. Dow’s Cash Flow From Operating Activities – Continuing is estimated at approximately $1.2B and $1B in 1Q18 and 1Q19, respectively. 1Q18 Cash Flow From Operating Activities - Continuing has been adjusted for the impact of ASU 2016-15 related to the reclassification of proceeds from accounts receivables securitization conduits, which is estimated at $0.4B. Dow’s Capital Expenditures on a continuing operations basis are estimated at approximately $0.4B in both 1Q18 and 1Q19. Kuwait Joint Ventures (JVs) refers to EQUATE Petrochemical Company K.S.C.C., The Kuwait Olefins Company K.S.C.C., and The Kuwait Styrene Company K.S.C.C. Thai Joint Ventures (JVs) refers to Map Ta Phut Olefins Company Limited and The SCG-Dow Group (Siam Polyethylene Company Limited, Siam Polystyrene Company Limited, Siam Styrene Monomer Co., Ltd., Siam Synthetic Latex Company Limited). 17

SAFE HARBOR Cautionary Statement about Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance, financial condition, and other matters, and often contain words such as “believe,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “seek,” “should,” “strategy,” “will,” “will be,” “will continue,” “will likely result,” “would,” “target” and similar expressions, and variations or negatives of these words. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements include, but are not limited to, expectations as to future sales of Dow’s products; the ability to protect Dow’s intellectual property in the United States and abroad; estimates regarding Dow’s capital requirements and need for and availability of financing; estimates of Dow’s expenses, future revenues and profitability; estimates of the size of the markets for Dow’s products and services and Dow’s ability to compete in such markets; expectations related to the rate and degree of market acceptance of Dow’s products; the outcome of certain Dow contingencies, such as litigation and environmental matters; estimates of the success of competing technologies that may become available and expectations regarding the the benefits and costs associated with each of the foregoing. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are based on certain assumptions and expectations of future events which may not be realized and speak only as of the date the statements were made. In addition, forward-looking statements also involve risks, uncertainties and other factors that are beyond Dow’s control that could cause Dow’s actual results to differ materially from those projected, anticipated or implied in the forward-looking statements. These factors include, but are not limited to: fluctuations in energy and raw material prices; failure to develop and market new products and optimally manage product life cycles; significant litigation and environmental matters; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business or supply disruptions; security threats, such as acts of sabotage, terrorism or war, weather events and natural disasters; ability to protect, defend and enforce Dow’s intellectual property rights; increased competition; changes in relationships with Dow’s significant customers and suppliers; unanticipated expenses such as litigation or legal settlement expenses; unanticipated business disruptions; Dow’s ability to predict, identify and interpret changes in consumer preferences and demand; Dow’s ability to complete proposed divestitures or acquisitions; Dow’s ability to realize the expected benefits of acquisitions if they are completed; the availability of financing to Dow in the future and the terms and conditions of such financing; and disruptions in Dow’s information technology networks and systems. Additionally, there may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. Effective April 1, 2019, Dow DuPont completed the previously announced separation of its materials science business. The separation was effected by way of a pro rata distribution of all of the then-issued and outstanding shares of Dow common stock to DowDuPont shareholders of record as of the close of business, Eastern Time, on March 21, 2019. Accordingly, effective April 1, 2019, TDCC became a wholly- owned subsidiary of Dow Inc. and DowDuPont no longer beneficially owns any equity interest in Dow Inc. and will no longer consolidate Dow into its financial results. Beginning in the second quarter of 2019, Dow’s consolidated results will reflect the results of Dow Inc. and its consolidated subsidiaries – that is, TDCC after giving effect to the distribution of TDCC’s agricultural sciences business and TDCC’s specialty products business and the receipt of DuPont’s ethylene and ethylene copolymers businesses (other than its ethylene acrylic elastomers business). For additional information on the separation of the materials science business, refer to the Current Report on Form 8-K filed by Dow Inc. on April 2, 2019, that certain Amendment No. 4 to the Registration Statement on Form 10 filed by Dow Inc. on March 8, 2019 and related filing with the SEC. Risks related to achieving the anticipated benefits of our separation from DowDuPont Inc. and include, but are not limited to, a number of conditions including risks outside the control of Dow including risks related to (i) our inability to achieve some or all of the benefits that we expect to receive from the separations, (ii) certain tax risks associated with the separations, (iii) our inability to make necessary changes to operate as a stand-alone company, (iv) the failure of our pro forma financial information to be a reliable indicator of our future results, (v) our inability to enjoy the same benefits of diversity, leverage and market reputation that we enjoyed as a combined company, (vi) restrictions under the intellectual property cross-license agreements, (vii) our inability to receive third-party consents required under the separation agreement, (viii) our customers, suppliers and others' perception of our financial stability on a stand-alone basis, (ix) non-compete restrictions under the separation agreement, (x) receipt of less favorable terms in the commercial agreements we will enter into with DuPont and Corteva than we would have received from an unaffiliated third party and (xi) our indemnification of DuPont and/or Corteva for certain liabilities. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. For a more detailed discussion of Dow’s risks and uncertainties, see the “Risk Factors” contained in Dow’s registration statement on Form 10, as amended, filed with the Securities and Exchange Commission. 18

SAFE HARBOR (CONTINUED) Non-GAAP Financial Measures This presentation includes information that does not conform to U.S. GAAP and are considered non-GAAP measures. Dow’s management believes that these non-GAAP measures best reflect the ongoing performance of Dow during the periods presented and provide more relevant and meaningful information to investors as they provide insight with respect to ongoing operating results of Dow and a more useful comparison of year- over-year results. These non-GAAP measures supplement Dow’s U.S. GAAP disclosures and should not be viewed as an alternative to U.S. GAAP measures of performance. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. This data should be read in conjunction with Dow’s quarterly report on Form 10-Q for the period ended March 31, 2019, filed with the Securities and Exchange Commission. For the definitions and reconciliations of non-GAAP measures presented herein, see slide 17 in the Appendix. Unaudited Pro Forma Financial Information In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information is provided. The unaudited pro forma financial information has been developed by applying adjustments to the historical consolidated financial statements and accompanying notes of both The Dow Chemical Company (“Historical Dow”) and E. I. du Pont de Nemours & Company (“Historical DuPont”) and has been prepared to illustrate the effects of the merger of Historical Dow and Historical DuPont (the “Merger”) with subsidiaries of DowDuPont, assuming the Merger had been consummated on January 1, 2016. The results for the twelve and three months ended December 31, 2018 and three months ended December 31, 2017, are presented on a U.S. GAAP basis. For all other periods presented, adjustments have been made for (1) the purchase accounting impact, (2) accounting policy alignment, (3) eliminate the effect of events that are directly attributable to the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (e.g., one-time transaction costs), (4) eliminate the impact of transactions between Historical Dow and Historical DuPont, and (5) eliminate the effect of consummated divestitures agreed to with certain regulatory agencies as a condition of approval for the Merger. All pro forma adjustments and the assumptions underlying the pro forma adjustments are further described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed consolidated financial information. The unaudited pro forma financial information was based on and should be read in conjunction with the separate historical financial statements and accompanying notes contained in each of the Historical Dow and Historical DuPont Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K for the applicable periods. The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma adjustments reflected herein are preliminary and based upon available information and certain assumptions that DowDuPont believes are reasonable under the circumstances. The unaudited pro forma financial information has been presented for informational purposes only and is not necessarily indicative of what DowDuPont's results of operations actually would have been had the Merger been completed as of January 1, 2016, nor is it indicative of the future operating results of DowDuPont. The unaudited pro forma financial information does not reflect any cost or growth synergies that DowDuPont may achieve as a result of the Merger, future costs to combine the operations of Historical Dow and Historical DuPont or the costs necessary to achieve any cost or growth synergies. Segment Disclaimer Discussion of segment revenue, operating EBITDA and price/volume metrics on a divisional basis for the Materials Science business of DowDuPont is based on the combined results of the Performance Materials & Coatings, Industrial & Infrastructure, and Packaging & Specialty Plastics segments of DowDuPont. Segment disclosure has been presented in this manner for informational purposes only and should not be viewed as an indication of each division’s current or future operating results on a standalone basis following the separation of Dow from DowDuPont. Trademarks The Dow Diamond, logo and all products, unless otherwise noted, denoted with ™, ℠ or ® are trademarks, service marks or registered trademarks of The Dow Chemical Company (TDCC) or its respective subsidiaries or affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this communication may appear without the ™, ℠ or ® symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names. This presentation may also contain trademarks, service marks and trade names of certain third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or products in this communication is not intended to, and should not be read to, imply a relationship with or endorsement or sponsorship of us. 19